EXHIBIT 23.2


                          INDEPENDENT AUDITORS' CONSENT


                  We consent to the incorporation by reference in Registration Statement No. 33-3776 of Bio-logic Systems Corp. on Form S-8 of our report, dated May 5, 1996, appearing in this Annual Report on Form 10K-SB of Bio-logic Systems Corp. for the year ended February 29, 1996.


                                                   DELOITTE & TOUCHE LLP



May 24, 1996
Chicago, Illinois